SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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                          Sel-Drum International, Inc.
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

                          SEL-DRUM INTERNATIONAL, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 JANUARY 6, 1998


      The Annual Meeting of Shareholders of SEL-DRUM INTERNATIONAL, INC. (the "Company") will be held at the Venture Inn Burlington-on-the-Lake, 2020 Lakeshore Road, Burlington, Ontario, Canada L7S 1Y2, on Tuesday, January 6, 1998 at, 3:00 p.m. local time, for the following purposes more fully described in the accompanying proxy statement:

      1.    To elect three directors of the Company.

      2. To consider and act upon a proposal to approve the reincorporation of Sel-Drum International, Inc., a Colorado corporation ("Sel-Drum Colorado"), by merging Sel-Drum Colorado into a newly-formed New York subsidiary, Sel-Drum International, Inc.

      3. To consider and act upon a proposal to approve and ratify the selection of Mengel, Metzger, Barr & Co. LLP as the Company's independent auditors for the fiscal year ending July 31, 1998.

      4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on November 21, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                             Robert E. Asseltine
                                            CHAIRMAN OF THE BOARD

Dated:  December 9, 1997

                          SEL-DRUM INTERNATIONAL, INC.
                               501 AMHERST STREET
                             BUFFALO, NEW YORK 14207


                                 PROXY STATEMENT


                               GENERAL INFORMATION

      This proxy statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Sel-Drum International, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company which will be held on Tuesday, January 6, 1998, and at any adjournments thereof (the "Meeting"). This proxy statement and accompanying form of proxy are being first mailed to shareholders on or about December 9, 1997. The proxy, when properly executed and received by the Secretary of the Company prior to the Meeting, will be voted as therein specified unless revoked by filing with the Secretary prior to the Meeting a written revocation or a duly executed proxy bearing a later date. Unless authority to vote for one or more of the director nominees is specifically withheld according to the instructions, a signed proxy will be voted FOR the election of the three director nominees named herein and, unless otherwise indicated, FOR each of the other two proposals described in this proxy statement and the accompanying notice of meeting.

      The cost of soliciting proxies will be borne by the Company. In addition to solicitation by use of the mails, directors, officers or regular employees of the Company, without extra compensation, may solicit proxies personally or by telephone or other telecommunication. The Company has requested persons holding stock for others in their names or in the names of nominees to forward soliciting material to the beneficial owners of such shares and will, if requested, reimburse such persons for their reasonable expenses in so doing.

                                     VOTING

      As of November 21, 1997, the record date for the Meeting, there were 7,642,500 shares of the Company's Common Stock, no par value (the "Common Stock"), issued and outstanding. Only shareholders of record on the books of the Company at the close of business on November 21, 1997 are entitled to notice of and to vote at the Meeting.

      Each shareholder of record is entitled to one vote for each share of Common Stock registered in his name. One third of the outstanding Common Stock, represented in person or by proxy at the Meeting, will constitute a quorum for the transaction of all business.

      Once a quorum is present, Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. The affirmative vote of a majority of the issued and outstanding shares of Common Stock is required for approval of the proposal to approve the reincorporation of the Company and the affirmative vote of a majority of the outstanding shares entitled to vote at the Meeting is required for approval of the other proposal described in this proxy statement and the accompanying notice of meeting.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

      The following table sets forth certain information as of December 5, 1997 regarding the Common Stock held by (i) each person known to the Company to be a record or beneficial owner of more than 5% of the Common Stock, (ii) each director or nominee of the Company, (iii) each "Named Executive" (see "EXECUTIVE COMPENSATION"), and (iv) all directors and executive officers of the Company as a group.

                                       NUMBER OF SHARES              PERCENT
      NAME AND ADDRESS OF               OF COMMON STOCK                OF
      BENEFICIAL OWNER(1)           BENEFICIALLY OWNED (2)          CLASS (2)
      -------------------           ----------------------          ---------

      Robert E. Asseltine                   1,759,680  (3)            23.02  %

      Brian F. Turnbull                     4,514,000  (4)            59.06

      Brien Murtagh                           345,000                  4.51

      Raymond C. Sparks                       250,000  (5)             3.17

      Robert M. Orr                               -0-                   -

      All directors and executive           6,868,680                 87.03
      officers as a group (6 persons)


(1) The address of such persons is c/o Sel-Drum International, Inc., 501 Amherst Street, Buffalo, New York 14207.
(2) As reported by such persons as of December 5, 1997, with such percentage based on 7,642,500 shares issued and outstanding, except where the issuance of shares pursuant to a presently exercisable option indicated in the other footnote hereto would increase the number of shares owned by such person and the number of shares outstanding.
(3)   Includes 237,000 shares owned of record by Mr. Asseltine's wife.
(4) Shares owned of record by 547118 Ontario Ltd., an Ontario corporation controlled by Mr. Turnbull.
(5) Includes a presently exercisable option to purchase 250,000 shares of Common Stock.

                              ELECTION OF DIRECTORS

      Three directors are to be elected by the shareholders at the Meeting, each to hold office for a term expiring in 1999 or until his successor is duly elected and qualifies.

      The Board of Directors recommends the election of the three nominees named below, two of whom are currently directors of the Company. Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions, proxies in the enclosed form will be voted FOR the election of each of the three nominees named below.

      The Board of Directors does not contemplate that any of the nominees will be unable to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the enclosed proxy reserve the right to vote for such substitute nominee or nominees as they, in their discretion, shall determine.
                                      - 2 -

                       PROPOSED FOR ELECTION AS DIRECTORS
                           AT THE 1998 ANNUAL MEETING

                                                                   DIRECTOR
                    NAME AND BACKGROUND                              SINCE
                    -------------------                              -----

ROBERT E.  ASSELTINE,  age 66, has been with the Company since       1996
February  1, 1995.  Mr.  Asseltine  was the founder and CEO of
Micron Imaging Corp., the photocopier drum manufacturer now owned by the Company, which was amalgamated with Sel-Drum
Corporation in November 1996. Prior to founding Micron Imaging
Corp. in 1991, Mr. Asseltine was the founder and President of the Copytron Group of companies, formerly western Canada's largest independent copier dealer, which was sold to Savin
Canada.

BRIAN F. TURNBULL,  age 62, the Company's founder, has been in       1996
the  photocopier  industry  his entire  business  career.  The
Sel-Drum   Group  of  companies   started  in  1978  with  Mr.
Turnbull's   launching   Sel-Drum  Corp.  Mr.   Turnbull  will
terminate his Employment  Agreement with the Company effective
January 1, 1998. Mr.  Turnbull will remain with the Company as
a  full-time   consultant   and  will  focus  his  efforts  at
developing the Company's international sales.

ROBERT M. ORR, age 53, is a former  partner in the law firm of        -
Ross & McBride,  the Company's Canadian corporate counsel. Mr.
Orr's 25 years of practice experience includes representation of small to medium sized corporations in connection with corporate restructuring, financing and commercial real estate.


BOARD MEETINGS AND COMMITTEES OF THE BOARD

      The Board of Directors held three 3 meetings during the fiscal year ended July 31, 1997 ("Fiscal 1997"). Each current director who was in office during Fiscal 1997 attended at least 75% of the total of such Board meetings and meetings of Board Committees on which he served.

      For the fiscal year ending July 31, 1998 ("Fiscal 1998"), the Board of Directors has established, among other Committees, an Audit Committee, a Compensation and Benefits Committee, and a Nominating Committee of the Board.

      The current members of the Audit Committee are Mr. Orr and Mr. Asseltine. The Committee will review with Mengel, Metzger, Barr & Co. LLP, the Company's independent auditors, the Company's financial statements and internal accounting procedures, Mengel, Metzger, Barr & Co. LLP's auditing procedures and fees, and the possible effects of professional services upon the independence of Mengel, Metzger, Barr & Co. LLP.

      The current members of the Compensation and Benefits Committee are Mr. Asseltine and Mr. Orr. The Committee makes recommendations to the Board with respect to compensation and benefits paid to the Company's management (see "EXECUTIVE COMPENSATION").

      The current members of the Nominating Committee are Mr. Asseltine and Mr. Turnbull. The Nominating Committee makes nominations to the Board and considers and establishes procedures regarding nominations to the Board submitted by shareholders. Shareholder recommendations for nomination to the Board should be sent to the Company, to the attention of the President.

DIRECTORS' COMPENSATION

      Directors are reimbursed for their reasonable expenses incident to travel and attendance at meetings. Directors do not receive any other compensation for attendance at meetings.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The Company believes that all reports required to be filed during or with respect to Fiscal 1997 by its directors and executive officers were made on a timely basis. In making this statement, the Company has relied on the written representations of its directors and executive officers.

                               EXECUTIVE OFFICERS

      The Company is currently served by four 4 executive officers, who are elected annually by the Board of Directors and serve until their successors are elected and qualify:

      BRIAN F. TURNBULL, age 62, is the Company's founder. Mr. Turnbull has been in the photocopier industry his entire business career. The Sel-Drum Group of companies started in 1978 with Mr. Turnbull's launching Sel-Drum Corp. Mr. Turnbull will terminate his Employment Agreement with the Company effective January 1, 1998. Mr. Turnbull will remain with the Company as a full-time consultant and will focus his efforts at developing the Company's international sales.

      BRIEN MURTAGH, age 49, has been with Sel-Drum for over 15 years and became Executive Vice President of Sales on February 1, 1995. Prior to assuming this position, he was Vice President of Sel-Drum Corporation and Sel-Drum Corporation (U.S.A.), Inc. Mr. Murtagh has been associated with the reprographics industry for many years, starting with Nashua in the U.K.

      RAYMOND C. SPARKS, age 47, has been the Company's President and Chief Executive Officer since November 1, 1997. From 1993 to 1997, Mr. Sparks was the President, Chairman of the Board and Chief Executive Officer of The Village Green Bookstores, Inc., a publicly-held specialty retailer. Mr. Sparks has eight years of public accounting experience in South Africa with Ernst & Young and later, with Webb & Company. Since 1979, Mr. Sparks has been engaged in the retail industry, primarily in supermarket and specialty stores, in both operational and financial capacities. Mr. Sparks was Financial Director for Burlington Industries in Cape Town until 1983. From 1983 to 1987, Mr. Sparks was

Divisional Financial Manager for Checkers Supermarkets Ltd. in Cape Town. Mr. Sparks moved to the United States in 1987, and became Chief Financial Officer of Checkers Restaurants, Brooklyn, New York. In 1989, he was named Vice President of Finance at Tie Rack (U.S.) Inc. Mr. Sparks was the Chief Operating and Chief Financial Officer of Burke & Burke (New York) in 1991. Mr. Sparks was Vice President of Conston Corporation, an apparel retailer located in Philadelphia before he joined Village Green in June 1993. Mr. Sparks holds the professional qualification of Chartered Accountant (C.A.(S.A.)), and was awarded a Bachelor of Commerce (with honors) degree in Financial Accounting by the University of Cape Town, South Africa.

      JOHN C. HALL, age 55, joined the Company in 1985 as the Financial Manager. On February 1, 1995, he was appointed as Director of Finance. Previously, he was employed for five years by Butler Metals Co., an automotive related company in the position of Manager of Accounting. Prior to his employment with Butler, he was employed by T.R.W. in Canada in the capacity of Chief Accountant. Mr. Hall earned his C.M.A. in 1972.

                             EXECUTIVE COMPENSATION

      Shown on the table below is information on the annual and long-term compensation for services rendered to the Company in all capacities, for the fiscal years ended July 31, 1997, 1996 and 1995, paid by the Company to those persons who were, at July 31, 1997, the Chief Executive Officer and each other executive officer of the Company (collectively, the "Named Executives").

                          SUMMARY COMPENSATION TABLE
                                                                     Long Term
                                     Annual Compensation            Compensation
                                ------------------------------      ------------
                                                       Other
                                                       Annual
                                                       Compen-        All Other
     Name and                     Salary      Bonus    sation       Compensation
Principal Position     Year       ($)(1)     ($)(1)      ($)             ($)
--------------------  -------   ----------- --------- --------      ------------
Brian Turnbull,        1997       $210,000   $52,497     -0-          $16,760(2)
President and Chief    1996       $210,000   $47,437     -0-          $16,760(2)
Executive Officer      1995       $169,974   $33,591     -0-          $16,760(2)


Brien Murtagh          1997        $91,250   $52,487     -0-           $2,000(3)
                       1996        $72,830   $47,437     -0-           $2,000(3)
                       1995        $50,003  $119,640     -0-           $2,000(3)

(1) Does not include the value of perquisites and other personal benefits because the aggregate amount of such compensation for any year does not exceed 10% of the total amount of annual salary and bonus for any Named Executive.
(2) Represents the payment of certain term life insurance premiums for a $1.45 million insurance policy on the life of Mr. Turnbull, for which 547118 Ontario Ltd., an Ontario corporation controlled by Mr. Turnbull, is the beneficiary. The Company will be reimbursed payment of all insurance premiums out of the proceeds of the insurance policy upon the death of Mr. Turnbull.
(3) Represents the payment of certain term life insurance premiums for a $365,000 insurance policy on the life of Mr. Murtagh. The Company is the beneficiary of this life insurance policy.
                                      - 5 -

STOCK OPTIONS

  The Company does not have a Stock Option Plan.

EMPLOYMENT AGREEMENTS

      Effective as of November 1, 1997, the Company entered into an Employment Agreement with Raymond C. Sparks (the "Employment Agreement") to serve as the President and Chief Executive Officer of the Company. The Agreement provides for a term of three years, subject to termination as provided in the Agreement, and provides that as compensation under the Agreement, Mr. Sparks will be paid $125,000 (U.S.) annual salary. Mr. Sparks also received an option to purchase 250,000 shares of the Company's no par value Common Stock, at an exercise price of forty cents ($.40) per share. The Employment Agreement also provides for a $25,000 relocation allowance, fringe benefits, including health insurance, on terms which may be agreed to from time to time by the Company and Mr. Sparks.

                             RELATED TRANSACTIONS

      The Company is owed $115,000 by 547117 Ontario Ltd. and 547118 Ontario Ltd., both of which are controlled by Brian Turnbull, a Director and the former President and Chief Executive Officer, in the form of an interest-free loan from the Company's subsidiary, Sel-Drum Corporation. The loan was used to provide leasehold and structural improvements to the Company's Burlington, Ontario facility.

      On November 4, 1997, the Company loaned $117,742 to Mr. Asseltine in connection with the purchase of 293,680 shares of Common Stock pursuant to a private transaction with Stephen Datson, a former officer and director. The loan is due and payable on May 2, 1998 and bears an interest rate of 10% per annum.

     The Company's Sel-Drum Imaging Corporation subsidiary has issued to each of Messrs. Turnbull and Asseltine, Preferred Stock which is redeemable at the Company's option at $727.30 per share per share. Mr. Asseltine owns 1,760 Class C Preferred Shares and Mr. Turnbull owns 4,840 Class D Preferred Shares. These shares were issued to Mr. Turnbull and Mr. Asseltine in connection with the Company's transaction with Dakota Equities, Ltd. in February, 1995.

             PROPOSAL TO APPROVE THE REINCORPORATION OF THE COMPANY IN NEW YORK BY MERGING THE COMPANY INTO A WHOLLY-OWNED
                               NEW YORK SUBSIDIARY

GENERAL

      The Board of Directors has unanimously approved, and recommends for shareholder approval, the change of the Company's state of incorporation from Colorado to New York. The transaction, if consummated, will not result in any change in the business, management, assets, liabilities or net worth of the

Company. Reincorporation in New York will allow the Company to take advantage of certain provisions of the corporate laws of New York. Also, New York is a state in which the Company currently maintains its principal place of business and is in close geographic proximity to Ontario, Canada, where the Company maintains a significant distribution center and its administrative offices. The purposes and effects of the proposed transaction are summarized below.

      In order to effect the Company's reincorporation in New York, the Company will be merged into a newly-formed, wholly-owned subsidiary incorporated in New York. The New York subsidiary has not engaged in any activities except in connection with the proposed transaction. The mailing address of the New York subsidiary's principal executive offices and its telephone number are the same as those of the Company. In connection with its recommendation that the Company reincorporate in New York, the Board of Directors has approved, and recommends to the shareholders for their adoption and approval, an Agreement and Plan of Merger (the "Reincorporation Agreement") pursuant to which the Company will be merged with and into the New York subsidiary. The full texts of the Reincorporation Agreement and the Certificate of Incorporation and By-laws of the successor New York corporation under which the Company's business would be conducted after the merger are set forth hereto as APPENDIX A, APPENDIX B, and APPENDIX C, respectively. The discussion contained in this proxy statement is qualified in its entirety by reference to such Appendices.

      The reincorporation of the Company in New York through the above-described merger (hereinafter referred to as the "Reincorporation") requires approval of the Company's shareholders by the affirmative vote of the holders of a majority of all outstanding shares of Common Stock. Shareholders who do not vote for the proposal and who dissent by complying with the procedures required by the Colorado Business Corporation Act will have the right, if the Reincorporation is consummated, to receive payment of the fair value of their shares. See "Right to Dissent and Appraisal," below.

      In the following discussion of the proposed Reincorporation: (i) the term "Sel-Drum Colorado" refers to the Company as currently organized as a Colorado corporation; (ii) the term "Sel-Drum New York" refers to the new wholly-owned New York subsidiary of Sel- Drum Colorado that will be the surviving corporation after the completion of the transaction; and (iii) the term "Company" includes either or both, as the context may require, without regard to the state of incorporation.

      Upon shareholder approval of the Reincorporation, and upon approval of appropriate certificates of merger by the Secretaries of State of the States of New York and Colorado, Sel-Drum Colorado will be merged with and into Sel-Drum New York pursuant to the Reincorporation Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the New York Business Corporation Law and the Certificate of Incorporation and By-laws set forth in APPENDIX B and APPENDIX C, respectively. Upon the effective time of the Reincorporation, each outstanding share of Common Stock of Sel-Drum Colorado and each share of Common Stock of Sel-Drum Colorado held in the treasury of Sel-Drum Colorado automatically will be converted into one share of Common Stock of Sel-Drum New York. Outstanding options to purchase shares of Common Stock of Sel-Drum Colorado will be converted into options to purchase the same number of shares of Common Stock of Sel-Drum New York. Each employee stock plan and any other employee benefit plan to which Sel-Drum Colorado is a party, whether or not such plan relates to the Common Stock of Sel-Drum Colorado will be assumed by Sel-Drum New York and, to the extent any such plan provides for the issuance or purchase of Common Stock of Sel-Drum Colorado will be deemed to provide for the issuance or purchase of shares of Common Stock of Sel-Drum New York.

      It will not be necessary for shareholders of the Company to exchange their existing stock certificates for stock certificates of Sel-Drum.

      The Common Stock of the Company will continue to be traded on the Over-the- Counter Electronic Bulletin Board.

PRINCIPAL REASONS FOR CHANGING THE COMPANY'S STATE OF INCORPORATION

      Since inception in 1978, the Sel-Drum family of companies have had no real ties to the State of Colorado. Sel-Drum International, Inc. became a Colorado corporation as a result of a series of transactions in 1995 which lead to the acquisition of Dakota Equities, Ltd., a publicly-held blind pool. Since the Company's principal place of business is in New York, the Board of Directors believes that the Reincorporation is consistent with the current geographic location of the Company's principal place of business. In addition, in August 1997, the New York legislature amended New York's Business Corporation Law to provide greater flexibility in the management of New York corporations. The amendments effectively remove most of the substantive differences which previously kept the Board of Directors, upon advice of counsel, from reincorporating within the state. The amendments to the New York Business Corporation Laws are effective February 23, 1998. If the shareholders approve the proposal to reincorporate, the Company intends to take advantage of these amendments to the New York Business Corporation Law.

COMPARISON OF CERTAIN PROVISIONS OF THE CERTIFICATES OF INCORPORATION AND BY-LAWS OF SEL-DRUM NEW YORK AND SEL-DRUM COLORADO

      Upon the Reincorporation, the Certificate of Incorporation and By-laws of Sel-Drum New York will become the Company's Certificate of Incorporation and By-laws. The following is a summary of certain significant differences between the provisions of the Certificate of Incorporation and By-laws of Sel-Drum New York and those of the Certificate of Incorporation and By-laws of Sel-Drum Colorado. This summary does not purport to be a complete statement of the differences between the Certificates of Incorporation and By-laws of Sel-Drum New York and Sel-Drum Colorado, and is qualified in its entirety by reference to the Certificate of Incorporation and By-laws of Sel-Drum New York, which are attached hereto as APPENDIX B and APPENDIX C, respectively, as well as to the Certificate of Incorporation and By-laws of Sel-Drum Colorado, which are available for inspection at the principal executive offices of the Company and which will be sent to shareholders of the Company upon written request.

      CAPITALIZATION

      The Certificate of Incorporation of Sel-Drum New York authorizes the issuance of 100,000,000 shares of Common Stock, par value $.01 per share, and 10,000,000 shares of Preferred Stock, par value $.01 per share. Sel-Drum New York's Preferred Stock may be issued in series, each series being composed of such number of shares and having such dividend or interest rates, liquidation, voting rights, conversion prices, redemption prices, maturity dates and other rights, if any, as the Board of Directors may determine. Currently, Sel-Drum Colorado is authorized to issue 100,000,000 shares of Common Stock, no par value, 7,642,500 shares of which were outstanding as of November 21, 1997. Sel-Drum Colorado is also authorized to issue 10,000,000 shares of Preferred Stock. In the Reincorporation, one share of Common Stock of Sel-Drum Colorado will be converted into one share of Common Stock of Sel-Drum New York.

      REMOVAL OF DIRECTORS; FILLING VACANCIES ON THE BOARD OF DIRECTORS

      The Sel-Drum New York By-laws provide that any Director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of Directors. The Sel-Drum Colorado By-laws similarly provide that a Director may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of Directors. However, the Sel-Drum New York By-laws also authorize the Board of Directors, by majority vote, to remove a Director for cause.

      Under the Sel-Drum New York By-laws, if the office of any Director becomes vacant, the remaining Directors in office, though less than a quorum, by a majority vote, may appoint any qualified person to fill such vacancy, such appointee to hold office until the next annual meeting of shareholders or until his successor shall be duly chosen.

      The Sel-Drum Colorado By-laws provide that if any vacancies occur in the Board of Directors, all of the Directors then in office, even if less than a quorum, may, by majority vote choose a successor or successors, or fill a newly created directorship, and the Directors so chosen shall hold office until the next annual meeting of the shareholders and until their successors shall be duly elected and qualified, unless sooner displaced; provided, however, that if in the event of any such vacancy, the Directors remaining in office shall be unable by majority vote, to fill such vacancy, within thirty (30) days of the occurrence thereof, the President or the Secretary of the Company may call a special meeting of the shareholders at which such vacancy shall be filled.

      LIMITATION ON DIRECTORS' LIABILITY

      The Sel-Drum Colorado By-laws provide that no Director of the Company shall be personally liable for any monetary damages for breaches of fiduciary duty as a Director; provided, however, that this provision shall not eliminate or limit the liability of a Director: (i) for any breach of the Director's duty of loyalty to the Company or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) for any transaction from which the Director derived an improper personal benefit.

      The Sel-Drum New York Certificate of Incorporation provides that the personal liability of the Company's Directors for breach of duty as a Director shall be eliminated to the fullest extent permitted by the New York Business Corporation Law. Section 402(b) of the New York Business Corporation Law provides that no such provision shall eliminate or limit the liability of any Director if a judgment or other final adjudication adverse to him establishes that: (i) his acts or omissions were in bad faith or involved intentional misconduct; (ii) he personally gained a financial profit or other advantage to which such Director was not legally entitled; or (iii) the Director's acts violated Section 719 of the New York Business Corporation Law, which relates to the improper payment of a dividend, an invalid purchase of shares or distribution of assets, and unauthorized loans to Directors.

      AMENDMENT OR REPEAL OF THE CERTIFICATE AND BY-LAWS

      The Sel-Drum New York Certificate of Incorporation is silent as to the amendment or repeal of the Certificate of Incorporation. Effective February 23, 1998, under the New York Business Corporation Law, unless the certificate of incorporation otherwise provides, amendments of the certificate of incorporation generally require the approval of the holders of a majority of the outstanding shares entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding shares of such class or series also would have to approve the amendment. The Sel-Drum New York By-laws provide that the By-laws may be amended or repealed by the vote of a majority either of the shareholders or the Board of Directors.

      The  Sel-Drum  Colorado  By-laws  and  Sel-Drum  Colorado  Certificate  of
Incorporation generally require majority approval of the shareholders for amendment of its provisions.

      LIMITATION ON CALL OF MEETINGS

      The  Sel-Drum  New  York  By-laws   provide  that  a  special  meeting  of
shareholders may be called by the President or the Board of Directors.

      The Sel-Drum Colorado By-laws permit a special meeting of shareholders to be called by the President, the Board of Directors or shareholders of at least 10% of outstanding shares entitled to vote and shall be called by the President or the Secretary at the request in writing of a majority of the Directors or shareholders of at least 10% of outstanding shares entitled to vote.

CERTAIN DIFFERENCES BETWEEN THE CORPORATION LAWS OF NEW YORK AND COLORADO

      Summarized below are certain differences between the New York Business Corporation Law and the Colorado Business Corporation Act which may affect the interests of the holders of the Company's stock. This summary does not purport to be a complete statement of the differences between the New York Business Corporation Law and the Colorado Business Corporation Act and related laws affecting shareholders' rights, and is qualified in its entirety by reference to the provisions of these laws.

      VOTE REQUIRED FOR MERGERS

      New York law requires the affirmative vote of two-thirds of a corporation's outstanding shares to authorize a merger, consolidation, dissolution or disposition of substantially all of its assets. Effective
February 23, 1998, New York law will require an affirmative vote of a majority of a corporation's outstanding shares to authorize a merger, consolidation, dissolution or disposition of substantially all of its assets. Colorado law requires the affirmative vote of a majority of the outstanding shares to authorize any such action, unless otherwise expressly provided in the certificate of incorporation.

      DIVIDENDS

      Under both New York and Colorado law, a corporation may generally pay dividends out of surplus. In addition, Colorado law, and effective February 23, 1998, New York law permits a corporation, under certain circumstances, to pay dividends if there is no surplus out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

      LOANS TO DIRECTORS

      New York law currently prohibits loans to directors unless authorized by shareholder vote. Colorado law, and effective February 23, 1998, New York law, permits the Board of Directors, without shareholder approval, to authorize loans to corporate directors who also are officers, whenever, in the judgment of the directors, such loan may reasonably be expected to benefit the Company.

      STOCK REPURCHASES

      New York law permits repurchases of shares out of surplus except when the corporation is insolvent or would thereby be made insolvent, and permits a corporation to purchase its own shares out of stated capital, except when the corporation is insolvent or would thereby be made insolvent, if the purchase is made for the purpose of: (i) eliminating fractions of shares; (ii) collecting or compromising indebtedness to the corporation; or (iii) paying shareholders entitled to receive payment for their shares under the appraisal provisions of the New York corporation laws. Under Colorado law, a corporation may purchase or redeem shares of any class except when its capital is impaired or such purchase would cause impairment of capital, except that a corporation may purchase or redeem out of capital any of its preferred shares if such shares will be retired upon the acquisition and the capital of the corporation will be thereby reduced.

      SHAREHOLDER RECORDS

      Under New York Law, a person must be a shareholder for at least six months, or be authorized in writing by the holders of 5% of any class of a corporation's outstanding shares, in order to examine the minutes and shareholder records of a corporation. Effective February 23, 1998, New York law will permit any shareholder with a proper purpose to demand inspection. Under Colorado law, any shareholder with a proper purpose may demand inspection.

      CORPORATE ACTION WITHOUT A MEETING OF SHAREHOLDERS

      A shareholder meeting to authorize corporate action may be dispensed with by a New York corporation only upon the written consent of all shareholders. Effective February 23, 1998, a New York corporation will be allowed to authorize corporate action upon the written consent of the holders of that number of shares necessary to authorize the proposed action being taken, unless the certificate of incorporation expressly provides otherwise. Colorado law permits corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation expressly provides otherwise.

      RIGHTS AND OPTIONS

      New York requires shareholder approval of any plan pursuant to which rights or options are to be granted to directors, officers or employees. Colorado law does not require shareholder approval of such plans, although various other applicable legal requirements, such as rules of the Securities and Exchange Commission, make shareholder approval of certain rights or option plans necessary or desirable.

      DISSENTERS' RIGHTS

      Both Colorado and New York law provide that, upon compliance with the applicable requirements and procedures, a dissenting shareholder has the right to receive the fair value of his shares if he objects to: (i) certain mergers and consolidations; (ii) a sale, lease, exchange or other disposition of all or substantially all of the assets requiring shareholder approval; (iii) any share exchange in which the Company is participating as a subject corporation, where the shareholder's stock is being acquired in the exchange; or (iv) certain amendments to the certificate of incorporation which adversely affect the rights of shareholders.

      CONSIDERATION FOR SHARES

      New York law currently provides that neither obligations of the subscriber for future payments nor obligations of the subscriber for future services shall constitute payment or part payment for shares of a corporation. Further, certificates for shares may not be issued until the full amount of the consideration therefor has been actually paid or services actually performed (except in the case of shares purchased pursuant to stock options under a plan permitting installment payments). Colorado law, and effective February 23, 1998, New York law, provides that shares of stock may be issued, and deemed to be fully paid and non-assessable, if the corporation receives consideration having a value not less than the par value of such shares and the corporation receives a binding obligation of the subscriber to pay the balance of the subscription price.

      NOTICES AND RECORD DATE

      Under Colorado law, and effective February 23, 1998 under New York law, a board of directors may fix the record date for a shareholder meeting and give notices for such meetings not more than sixty days nor less than ten days before the date of the meeting. New York law currently provides that the record date be fixed not more than fifty days nor less than ten days before a shareholder meeting.

FEDERAL TAX CONSEQUENCES

      The merger which will take place in connection with the Reincorporation should, under current law, constitute a tax-free reorganization under section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). No ruling has been or is expected to be requested from the Internal Revenue Service ("IRS") as to the tax consequences of the Reincorporation. Since no ruling has been obtained, no assurance can be given that the IRS will agree with the conclusions of counsel or that a challenge by the IRS, if made, will not be successful.

      Assuming that the Reincorporation constitutes a tax-free reorganization, the federal income tax consequences to the Company and its shareholders are as follows: (i) no gain or loss will be recognized to Sel-Drum Colorado or Sel-Drum New York as a result of this transaction; (ii) no gain or loss will be recognized to shareholders who exchange their Sel- Drum Colorado Common Stock solely for Sel-Drum New York Common Stock; (iii) the tax basis of shareholders in the Common Stock of Sel-Drum New York to be received in this transaction will be the same basis shareholders presently have in the Common Stock of Sel- Drum Colorado; and (iv) the holding period of shares of the Common Stock of Sel-Drum New York will include the period during which the shares of Common Stock of Sel-Drum Colorado were held, provided such shares of Common Stock of Sel-Drum Colorado were held as capital assets on the effective date of the
Reincorporation. In most instances, a dissenting shareholder who receives payment for Common Stock upon exercise of the right of appraisal will recognize gain or loss for federal income tax purposes measured by the difference between the basis for the Common Stock and the amount of payment received. Such gain or loss will be capital gain or loss if the shares of Common Stock were held as capital assets on the effective date of the Reincorporation.

      The foregoing summary of federal income tax consequences is included for general information only and does not address the federal income tax consequences to all holders, including those who acquired shares of Common Stock pursuant to the exercise of employee stock options or otherwise as compensation and corporations subject to the alternative minimum tax. In view of the individual nature of tax consequences, holders are urged to consult their own tax advisors as to the specific tax consequences of the transaction, including the application and effect of state, local and foreign income and other tax laws.


RIGHT TO DISSENT AND APPRAISAL

      Section 7-113-102 of the Colorado Business Corporation Act ("BCA") sets forth the rights of shareholders of the Company who object to the merger which will take place in connection with the Reincorporation. Any shareholder of the Company who does not vote in favor of the Reincorporation may, if the Reincorporation is effected, obtain payment in cash of the fair value of his shares by complying with requirements of Section 7-113-201, 7-113- 202 and 7-13-203 of the BCA. The dissenting shareholder must file with the Company, before the shareholder's vote on the Reincorporation, a written objection including a notice of election to dissent, the dissenting shareholder's name and residence address, the number of shares as to which the objection applies and a demand for payment of the fair value of such shares if the Reincorporation is effected. FAILURE BY A SHAREHOLDER TO PROVIDE SUCH AN OBJECTION CONSTITUTES A WAIVER OF THE RIGHT TO DISSENT. Such objection is not required from any shareholder to whom the Company did not give proper notice of the meeting pursuant to which such vote was taken. Within ten days after the vote of shareholders authorizing the Reincorporation, the Company must give written notice of such authorization to each dissenting shareholder who filed written objection or from whom written objection was not required. Within thirty days after the giving of such notice, any shareholder from whom written objection was not required and who elects to dissent from the proposed Reincorporation must file with the Company a written notice of such election, stating the dissenting shareholder's name and residence address, the number of shares to which the notice applies and a demand for payment of the fair value of shares. Shareholders may not dissent as to fewer than all of their shares. At the time of filing the notice of election to dissent or within one month thereafter, the shareholder must submit the certificate(s) representing his shares to the Company or its transfer agent for notation thereon of the election to dissent, after which such certificates will be returned to the shareholder. Failure to submit the certificates for such notation may result in the loss of dissenter's rights. Within ten days after the expiration of the period within which shareholders may file their notices of election to dissent, the Company must make a written offer (which, if the Reincorporation has not been consummated, may be conditioned upon such consummation) to each shareholder who has filed such notice of election to pay for the shares at a specified price which the Company considers to be their fair value. A dissenting shareholder has a period of thirty days within which to accept or reject such written offer or he may be deemed to have waived his dissenter's rights. A judicial proceeding may be instituted by the Company to determine the rights of dissenting shareholders and to fix the fair value of their shares. If the Company does not institute such a proceeding, the dissenting shareholders may institute the same. The Company is not required to notify the dissenting shareholders of the Company's decision not to institute such a proceeding, and the Company currently does not intend to give such notice. A negative vote on the Reincorporation does not constitute a "written objection" required to be filed by a dissenting shareholder. Failure to vote against the Reincorporation, or failure to specify any vote on the proxy card, however, will not constitute a waiver of rights under Section 7-113 (Part
2) of the BCA provided that written objection has been properly filed.

      The foregoing summary does not purport to be a complete statement of the provisions of Section 7-113 Part 2 of the BCA and is qualified in its entirety by reference to that Section, a copy of which ia attached hereto as APPENDIX D.

AMENDMENT

      The Reincorporation Agreement may be amended, modified or supplemented prior to the effective time of the Reincorporation upon the approval of the Board of Directors of Sel- Drum Colorado and Sel-Drum New York. However, no amendment, modification or supplement may be made after the adoption of the Reincorporation Agreement by the shareholders of Sel-Drum Colorado which changes the Reincorporation Agreement in a way which, in the judgment if the Board of Directors of Sel-Drum Colorado, would have a material adverse effect on the shareholders of Sel-Drum Colorado unless such amendment, modification or supplement is approved by such shareholders.

TERMINATION

      The Reincorporation Agreement provides that the Board of Directors of Sel-Drum Colorado may terminate the Reincorporation Agreement and abandon the merger contemplated thereby at any time prior to its effective time, whether before or after approval by the shareholders of Sel-Drum Colorado if the
Reincorporation shall not have received the requisite approval of the shareholders of Sel-Drum Colorado or the Board of Directors of Sel-Drum Colorado determines for any reason in its sole judgment that the consummation of the transaction would be inadvisable or not in the best interests of Sel-Drum Colorado and its shareholders.

SHAREHOLDER VOTE REQUIRED TO APPROVE THE PROPOSAL

      Approval of the proposal will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock . The Board of Directors recommends a vote in favor of the Company's Reincorporation in New York and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR such proposal.

                       SELECTION OF INDEPENDENT AUDITORS

      The firm of Mengel, Metzger, Barr & Co. LLP, certified public accountants, served as the independent auditors of the Company for Fiscal 1997.

      The Board of Directors has selected Mengel, Metzger, Barr & Co. LLP as the Company's independent auditors for the fiscal year ending July 31, 1998. This selection will be presented to the shareholders for their approval at the Meeting. The Board of Directors recommends a vote in favor of the proposal to approve and ratify this selection, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR such proposal. If the shareholders do not approve this selection, the Board of Directors will reconsider its choice.

      The Company has been advised by Mengel, Metzger, Barr & Co. LLP that a representative will be present at the Meeting and will be available to respond to appropriate questions. In addition, the Company intends to give such representative an opportunity to make any statements if he should so desire.

                 SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

      In order for any shareholder proposal to be included in the Company's proxy statement to be issued in connection with the 1999 Annual Meeting of Shareholders, such proposal must be received by the Company no later than September 9, 1998.

                                 OTHER MATTERS

      The Board of Directors  does not know of any other  matters that are to be presented for action at the Meeting. Should any other matter come before the Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                           Robert E. Asseltine
                                          CHAIRMAN OF THE BOARD

Dated:  December 9, 1997

                                                                    APPENDIX A


                         AGREEMENT AND PLAN OF MERGER

      This Agreement and Plan of Merger is made as of November 21, 1997 by and between Sel-Drum International, Inc., a Colorado Corporation ("Sel-Drum Colorado"), and Sel-Drum International, Inc., a New York Corporation, which is a newly-formed and wholly-owned subsidiary of Sel-Drum Colorado ("Sel-Drum New York").

      WHEREAS, Sel-Drum Colorado is a business corporation of the State of Colorado originally formed under the name Dakota Equities, Ltd., with its principal office located at 501 Amherst Street, City of Buffalo, County of Erie; and

      WHEREAS, the total number of shares of stock which Sel-Drum Colorado has authority to issue is 110,000,000, 100,000,000 of which are Common Stock, no par value, of which 7,642,500 shares are issued and outstanding, and remaining of which are Preferred Stock, no par value; and

      WHEREAS, Sel-Drum New York is a business corporation of the State of New York with its principal office located at 501 Amherst Street, City of Buffalo, County of Erie; and

      WHEREAS, the total authorized capital stock of Sel-Drum New York is (i) 100,000,000 shares of Common Stock with a par value of $.01 each, of which one share is issued and outstanding and owned by Sel-Drum Colorado; and (ii) 10,000,000 shares of Preferred Stock, $.01 par value, none of which are issued and outstanding; and

      WHEREAS, the Colorado Business Corporation Act permits a Merger of a business corporation of the State of Colorado with and into a business corporation of another jurisdiction; and

      WHEREAS,  the New York  Business  Corporation  Law permits the Merger of a
business   corporation  of  another   jurisdiction  with  and  into  a  business
corporation of the State of New York; and

      WHEREAS, Sel-Drum Colorado deems it advisable and to the advantage, welfare and best interests of the corporation and its shareholders to merge Sel-Drum Colorado with and into Sel-Drum New York pursuant to the provisions of the Colorado Business Corporation Act and pursuant to the provisions of the New York Business Corporation Law upon the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereby agree as follows:

      1. Sel-Drum Colorado and Sel-Drum New York shall, pursuant to the provisions of the Colorado Business Corporation Act and the provisions of the

New York Business Corporation Law, be merged with and into a single corporation, known as Sel-Drum New York, which shall be the surviving corporation from and after the effective time of the Merger (which is sometimes hereinafter referred to as the "Surviving Corporation"), which shall continue to exist as Surviving Corporation under the name Sel-Drum International, Inc. pursuant to the provisions of the Business Corporation Law of the State of New York. The separate existence of Sel-Drum Colorado, which is sometimes hereinafter referred to the "Terminating Corporation," shall cease at said effective time in accordance with the provisions of the Colorado Business Corporation Act.

      2. Annexed hereto and made a part hereof is a copy of the Certificate of Incorporation of the Surviving Corporation as the same shall be in force and effect at the effective time of the Merger herein in the State of New York; and the Surviving Corporation's Certificate of Incorporation shall continue to be the Certificate of Incorporation until amended and changed pursuant to the provisions of the Business Corporation Law of the State of New York.

      3. The present By-laws of the Surviving Corporation will be the By-laws of the Surviving Corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the New York Business Corporation Law.

      4. The Directors and Officers in office of the Surviving Corporation at the effective time of the Merger shall be the members of the first Board of Directors and the first Officers of the Surviving Corporation, all of whom shall hold their directorships and offices until the election and qualifications of their respective successors or until their tenure is otherwise terminated in accordance with the By-laws of the Surviving Corporation.

      5. Upon the effective time of the Merger, by virtue of the Merger and without any action on the part of any holder of Common Stock, each Sel-Del Drum Colorado Common Share outstanding immediately prior thereto shall be changed and converted into and shall be one fully paid and non-assessable share of Sel-Drum New York Common Stock.

      6. Upon the effective time of the Merger, by virtue of the Merger and without any action on the part of the holders of Common Stock thereof, each share of Sel-Drum New York Common Stock outstanding immediately prior thereto shall be cancelled and retired and resume the status of an unauthorized and unissued share of Sel-Drum New York Common Stock, and no shares of Sel-Drum New York Common Stock or the securities of Sel-Drum New York shall be issued in respect thereof and no amount shall be paid or other property delivered in respect thereof.

      7. In the event this Agreement and Plan of Merger shall have been fully approved and adopted on behalf of the Terminating Corporation in accordance with the provisions of the Colorado Business Corporation Act and on behalf of the surviving corporation and in accordance with the provisions of the New York Business Corporation Law, each corporation agrees that it will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Colorado and by the laws of the State of New York, and that each will cause to be performed all necessary acts within the State of Colorado and the State of New York and elsewhere to effectuate the Merger provided for herein.

      8. The Board of Directors and the proper officers of the Terminating Corporation and of the Surviving Corporation are authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the Merger provided for herein.

      The effective time of this Agreement and Plan of Merger, and the time of which the Merger herein agreed upon shall become effective in the State of New York is February 23, 1998.

      IN WITNESS WHEREOF, the parties hereto have signed this Agreement and Plan of Merger as of the date first written above.


----------------------------
SEL-DRUM INTERNATIONAL, INC.,
a Colorado Corporation
By:   Raymond C. Sparks
      Chief Executive Officer and President


-----------------------------
SEL-DRUM INTERNATIONAL, INC.,
a New York Corporation
By:   Raymond C. Sparks
      President and Chief Executive Officer

                                                                    APPENDIX B


                          CERTIFICATE OF INCORPORATION

                                       OF

                          SEL-DRUM INTERNATIONAL, INC.

                UNDER SECTION 402 OF THE BUSINESS CORPORATION LAW


      The  undersigned,  for the  purpose of forming a  corporation  pursuant to
Section 402 of the New York Business Corporation Law, certifies that:

      1.    The name of the Corporation is SEL-DRUM INTERNATIONAL, INC.

      2. The purpose for which the Corporation is formed is to engage in any lawful act or activity for which a corporation may be organized under the Business Corporation Law, provided that the Corporation is not formed to nor will it engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

      3. The office of the Corporation shall be located in the County of Erie, State of New York.

      4. The aggregate number of shares which the Corporation shall have authority to issue is one hundred ten million (110,000,000) shares, of which a portion shall be common stock and a portion shall be preferred stock, all as described below.

            A. COMMON STOCK. The aggregate number of common shares which the Corporation shall have the authority to issue is one hundred million (100,000,000), each with a par value of $.01 per share, which shares shall be designated "Common Stock." Subject to all the rights of the Preferred Stock as expressly provided herein or by law, the Common Stock of the Corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law.

            B. PREFERRED STOCK. The aggregate number of preferred shares which the Corporation shall have the authority to issue is ten million (10,000,000) shares, each with a par value of $.01 per share, which shares shall be designated "Preferred Stock". Shares of Preferred Stock may be issued from time to time in one or more series as determined by the Board of Directors. The Board of Directors is hereby authorized, by resolution or resolutions, to provide from time to time, out of the unissued shares of Preferred Stock not then allocated to any series of Preferred Stock, for a series of the Preferred Stock. Each such series shall have distinctive serial designations. Before any shares of any such series of Preferred Stock are issued, the Board of Directors shall fix and determine, and is hereby expressly empowered to fix and determine by resolution or resolutions, the voting powers, full or limited, or no voting powers, and the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof. Before the issue of any shares of a series established by the Board, a Certificate of Amendment amending the Certificate of Incorporation adding a provision stating the number, designation, relative rights, preferences, and limitations of the shares of the series as fixed by the Board, will be filed as required by New York law.

      5. The Secretary of State of the State of New York is hereby designated as the agent of the Corporation upon whom process in any action or proceeding against it may be served, and the address to which the Secretary of State shall mail a copy of process in any action or proceeding against the Corporation which may be served upon the Secretary of State is 700 Midtown Tower, Rochester, New York 14604-2070.

      6. No shareholder of the Corporation shall be entitled as of right to purchase or receive any new or additional shares of any class, whether now or hereafter authorized, or any other securities convertible into, or carrying options or warrants to purchase, shares of any class; and all such new or additional shares and all such other securities convertible into, or carrying options or warrants to purchase, shares may be issued or disposed of by the Board of Directors to such holders and on such terms as it, in its absolute discretion, may deem advisable.

      7. A member of the Corporation's Board of Directors shall not be personally liable to the Corporation or its shareholders for damages for any breach of duty in his or her capacity as such; provided, however, that the foregoing shall not be construed to eliminate (a) the liability of any director if a judgment or other adjudication adverse to such director establishes that such director's acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law, or that such director personally gained in fact a financial profit or other advantage to which he or she was not legally entitled, or that such director's acts violated Section 719 of the Business Corporation Law (concerning liability of directors in certain cases), or (b) the liability of any director for any act or omission prior to the adoption of this Paragraph. If the Business Corporation Law is amended after adoption of this Paragraph to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of any director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Business Corporation Law as so amended. Any repeal or modification of this Paragraph by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

      IN WITNESS WHEREOF, I have signed this Certificate this 21st day of November, 1997, and hereby affirm the truth of the statements contained herein under penalties of perjury.

                                          /s/ James M. Jenkins
                                          --------------------
                                          James M. Jenkins
                                          700 Midtown Tower
                                          Rochester, New York 14604-2070
                                - 2 -

                                                                    APPENDIX C


                                     BY-LAWS

                                       OF

                           SEL-DRUM INTERNATIONAL, INC.



                       ARTICLE I. MEETINGS OF SHAREHOLDERS

SECTION 1. ANNUAL MEETING. The annual meeting of the shareholders of the Corporation shall be held on the first Tuesday of January of each year, or if a legal holiday, on the next business day thereafter, or on such date and at such time as may be fixed by the Board of Directors and named in the call, for the election of directors and for the transaction of such other business as may properly be brought before the meeting.

SECTION 2. SPECIAL MEETINGS. Special meetings of shareholders may be held at any time in the interval between annual meetings. Special meetings may be called by the President, or by request of a majority of the Board of Directors, or by the Secretary upon the written request of the holders of not less than 25 percent of the shares outstanding and entitled to vote at the meeting, which written request shall state the purpose or purposes of the meeting and the matters proposed to be acted on thereat. In the event that a special meeting of shareholders is called by the Secretary upon such written request, such requesting shareholders shall pay the reasonably estimated costs of preparing and mailing notices of such meeting. Nothing contained herein shall limit the right and power of directors or shareholders to require a special meeting for the election of directors pursuant to section 603 of the Business Corporation Law.

SECTION 3. PLACE OF MEETINGS. Each meeting of shareholders shall be held at the principal office of the Corporation or at such other place within or without the State of New York as the Board of Directors may from time to time determine.

SECTION 4. NOTICE OF MEETINGS. Written notice of the date, time and place each meeting of shareholders, indicating that it is being issued by or at the direction of the person or persons calling the meeting, shall be given personally or by mail (as hereinafter provided), not less than ten days nor more than 50 days before the date fixed for the meeting, to each shareholder entitled to vote at the meeting. In the case of each special meeting of shareholders, such notice shall also state the purpose or purposes of the meeting, and at the special meeting no business shall be acted upon which is not related to the purpose or purposes stated in the notice of the meeting. If at any meeting of shareholders action is proposed to be taken which would, if taken, entitle shareholders fulfilling the requirements of section 623 of the Business

Corporation Law to receive payment for their shares, the notice of such meeting shall also include a statement of that purpose and to that effect and shall be accompanied by a copy of said section 623 or an outline of its material terms. Each notice of meeting of shareholders shall be given to a shareholder by delivering it to him in person, or by placing it in the United States mail, first-class postage prepaid and addressed to him at his address as it appears on the books of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which event it shall be mailed to the address designated in such request. Notice of meeting as required by this Section need not be given to any shareholder who submits, in person or by proxy, whether before or after the meeting, a signed waiver of notice. The attendance, in person or by proxy, of any shareholder at a meeting without protesting prior to the conclusion of the meeting the lack of notice to him of such meeting, shall constitute a waiver of notice by him. No notice of an adjourned meeting of shareholders need be given unless the Board of Directors fixes a new record date for the adjourned meeting.

SECTION 5. RECORD DATES. For the purpose of determining the shareholders entitled to notice of or to vote at a meeting of shareholders or any adjournment thereof, the Board of Directors may fix a date of record which shall not be more than 50 days nor less than ten days before the date of such meeting. For the purpose of determining shareholders entitled to express consent to or dissent from any proposal without a meeting, or for determining shareholders entitled to receive payment of a dividend or the allotment of any rights, or for any other action, the Board of Directors may fix a date of record which shall not be more than 50 days prior to such action.

SECTION 6. QUORUM. At each meeting of shareholders, in order to constitute a quorum there shall be present in person or represented by proxy shareholders holding a majority in number of the shares of the Corporation outstanding and entitled to vote thereat; but if there be no quorum, the holders of such shares so present or represented may by majority vote adjourn the meeting from time to time (but not for a period of more than 30 days at any one time) without notice other than by announcement at the meeting, until a quorum shall attend. At any such adjournment at which a quorum shall attend, any business may be transacted which might have been transacted at the meeting as originally called. When a quorum is once present, it is not broken by the subsequent withdrawal of any shareholder.

SECTION 7. VOTING. At each meeting of shareholders, each shareholder entitled to vote thereat may vote in person or by proxy, and shall have one vote for each share standing in his name on the books of the Corporation. Upon demand of one or more shareholders holding in the aggregate ten percent of the shares present in person or represented by proxy and entitled to vote at the meeting, voting shall be by ballot. A plurality of the votes cast shall be sufficient to elect directors, and a majority of votes cast shall be sufficient to take any other action, except as may otherwise by provided by these By-laws.

SECTION 8. PROXIES. Every proxy shall be in writing, subscribed by the shareholder giving the same, or his duly authorized attorney, and dated. No proxy which is dated more than 11 months before the meeting at which it is offered shall be accepted, unless such proxy shall, on its face, name a longer period for which it is to remain in force.

SECTION 9. CONDUCT OF MEETINGS. Each meeting of shareholders shall be presided over by the President of the Corporation or, in his absence, by the Chairman of the Board (if any) or, in the absence of both of them, by an Executive Vice President (if any) or, in the absence of all such officers, by a chairman chosen at the meeting. The Secretary of the Corporation or, in his absence, a person chosen by the chairman of the meeting, shall act as secretary of the meeting.

SECTION 10. ACTION WITHOUT A MEETING. Whenever shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all shares outstanding and entitled to vote thereon. Such written consent shall have the same effect as a unanimous vote of the shareholders entitled to vote thereon.


                        ARTICLE II.  BOARD OF DIRECTORS

SECTION 1. ELECTION AND POWERS. The Board of Directors shall have the management and control of the business and affairs of the Corporation. The directors shall be elected by the shareholders entitled to vote thereon at each annual meeting of shareholders, and each director shall serve until his successor is duly elected or appointed and qualifies, unless his directorship shall be earlier vacated by his death, resignation or removal as provided by this Article.

SECTION 2. NUMBER. The number of directors constituting the entire Board of Directors shall be such number, not less than three, as shall be designated from time to time by the shareholders or by a majority vote of the entire Board. In the absence of such designation, the number of directors constituting the entire Board shall be three. Notwithstanding the foregoing, when all of the shares are owned beneficially and of record by less than three shareholders, the number of directors may be less than three but not less than the number of shareholders. As used in these By-laws, the term "entire Board" shall mean the total number of directors which the Corporation would have if there were no vacancies.

SECTION 3. VACANCIES. Vacancies on the Board of Directors (including any vacancies resulting from an increase in the number of directors) created for any reason except the removal of one or more directors by the shareholders, may be filled by vote of the Board of Directors. If the number of directors then in office is less than a quorum, such vacancies may be filled by a majority vote of the directors then in office. A successor director elected under this Section shall hold office for the unexpired portion of the term of the director whose place was vacated. In the event of an increase in the number of directors, each additional director elected under this Section shall hold office until his successor has been duly elected or appointed and shall have qualified.

SECTION 4. REMOVAL. Any one or more directors may be removed from office, with or without cause, by the shareholders entitled to vote in the election of directors. Any vacancy on the Board resulting from such removal may be filled by the shareholders entitled to vote in the election of directors, and any successor director elected to fill such vacancy shall hold office for the unexpired portion of the term of the director who was removed.

SECTION 5. MEETINGS. Regular meetings of the Board of Directors shall be held at such times as the Board may from time to time determine. Special meetings of the Board of Directors shall be held at any time, upon call by the Chairman of the Board, the President or at least one-third of the directors then in office.

SECTION 6. PLACE OF MEETINGS. Each meeting of the Board of Directors shall be held at the principal office of the Corporation or at such other place, within or without the State of New York, as the Board may from time to time determine.

SECTION 7. NOTICE OF MEETING. Written notice of the date, time and place of each regular and special meeting of the Board of Directors shall be given to each director either (a) by delivering the same to him personally, or sending the same to him by telecopier, telex, telegraph or similar mode of communication, or leaving the same at his residence or usual place of business, in each case at least 24 hours before the meeting, or (b) by placing the same in the United States mail, first-class postage prepaid, or delivering the same to a reputable express mail delivery service, and addressed to him at his last known address according to the records of the Corporation, in either case at least three days before the meeting. No notice of any adjourned meeting of the Board of Directors need be given other than by announcement at the meeting.

SECTION 8. WAIVER OF NOTICE. Notice of any meeting of the Board of Directors need not be given to any director who submits a signed written waiver thereof whether before, during or after the meeting, nor to any director who attends the meeting without protesting, either prior thereto or at its commencement, the lack of notice to him.

SECTION 9. QUORUM. A majority of the entire Board shall be necessary to constitute a quorum for the transaction of any item of business at each meeting of the Board of Directors; but if at any meeting there be less than a quorum present, a majority of those directors present may adjourn the meeting from time to time without notice other than by announcement at the meeting, until a quorum shall attend. At any such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called.

SECTION 10. ACTION WITHOUT A MEETING. Any action required or permitted to be taken by the Board of Directors or by any committee thereof at a duly held meeting may be taken without a meeting if all members of the Board of Directors or of the committee, as the case may be, consent in writing to the adoption of resolutions authorizing the action. Such resolutions and such written consents shall be filed with the minutes of the proceedings of the Board of Directors or of the committee.

SECTION 11. PERSONAL ATTENDANCE BY CONFERENCE COMMUNICATION EQUIPMENT. Any one or more members of the Board of Directors or of any committee thereof may participate in a meeting of the Board or of such committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at the meeting.

SECTION 12. COMPENSATION. Directors shall not receive compensation for their services in that capacity, but by resolution of the Board of Directors a fixed sum and reimbursement of expenses may be paid to directors for attendance at each meeting of the Board. Nothing herein shall be construed to preclude a director from serving the Corporation in any other capacity and receiving compensation therefor.

SECTION 13. EXECUTIVE COMMITTEE AND OTHER COMMITTEES. The Board of Directors may, in its discretion and by a majority vote of the entire Board, appoint an Executive Committee, or one or more other committees of the Board, to consist of three or more directors, as the Board of Directors may from time to time determine. The Executive Committee shall have and may exercise between meetings of the Board all the powers of the Board of Directors in the management and control of the business and affairs of the Corporation, and other committees of the Board shall have such powers as are conferred upon them by the Board of Directors, except that neither the Executive Committee nor any other committee shall have power: (a) to recommend to shareholders any action requiring shareholder approval; (b) to fill vacancies on the Board of Directors or on any committee thereof; (c) to fix compensation of directors for service on the Board of Directors or on any committee thereof; (d) to adopt, amend or repeal by-laws;
(e) to amend or repeal any resolution of the Board of Directors which is not by its terms made amendable or repealable by such committee; or (f) to remove, or fix the compensation of, any officer who is elected by the Board of Directors. In the absence of any member of the Executive Committee or of any other committee of the Board, the members thereof present at any meeting may appoint a director previously so designated by the Board of Directors as a committee alternate to act in place of such absent member. The Board of Directors shall have the power at any time to change the membership of the Executive Committee or of any other committee of the Board, to fill vacancies in such committee or to dissolve it. A majority of the members of the Executive Committee or of any other committee of the Board shall constitute a quorum for the transaction of any item of business of such committee. The Executive Committee and each other committee of the Board may make other rules for the conduct of its business, and may appoint such subcommittees and assistants, as may from time to time be necessary, unless the Board of Directors shall provide otherwise.


                            ARTICLE III.  OFFICERS

SECTION 1. ELECTION OF OFFICERS. The Board of Directors shall elect or appoint a President and a Secretary of the Corporation, and may elect or appoint a Chairman of the Board from among the directors, one or more Vice Presidents, a Treasurer and such other officers as it shall determine. Each officer shall serve at the pleasure of the Board of Directors and until his successor is duly elected or appointed and qualifies, or until his earlier death, resignation or removal as provided by this Article. Any two offices may be held by the same person, except that no person shall hold the offices of President and Secretary concurrently. When all of the shares are owned by one person, such person may hold all or any combination of offices. Any vacancies in any office may be filled by the Board of Directors.

SECTION 2. ASSISTANT AND SUBORDINATE OFFICERS. The Board of Directors may from time to time elect or appoint one or more Assistant Secretaries, one or more Assistant Treasurers and such other subordinate officers or agents of the Corporation as it may deem proper, each of whom shall hold office at the pleasure of the Board of Directors and shall have such powers and duties as are assigned to him by the Board.

SECTION 3. REMOVAL. Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

SECTION 4. COMPENSATION. The Board of Directors shall fix the compensation of all officers of the Corporation, except that the Board of Directors may authorize the President to fix the compensation of such officers (other than the President) as the Board may specify.

SECTION 5. CHAIRMAN OF THE BOARD. The Chairman of the Board, if there be one, shall preside at all meetings of the Board of Directors and shall perform such other duties as the Board of Directors may direct.

SECTION 6. PRESIDENT. The President shall be the Chief Executive Officer of the Corporation and shall, subject to the direction of the Board of Directors, have the general management of the affairs of the Corporation. The President shall preside at all meetings of the shareholders. If there be no Chairman of the Board, or in his absence or inability to act, the President shall also perform all duties of the Chairman of the Board subject, however, to the control of the Board of Directors.

SECTION 7. VICE PRESIDENTS. Any one or more of the Vice Presidents may be designated by the Board of Directors as an Executive Vice President. At the request of the President, or in his absence or inability to act, the Executive Vice President shall perform the duties and exercise the functions of the President. If there be no Executive Vice President, or if there be more than one, the Board of Directors may determine which one or more of the Vice Presidents shall perform any of such duties or exercise any of such functions; if such determination is not made by the Board of Directors, the President may make such determination; otherwise, any of the Vice Presidents may perform any of such duties or exercise any of such functions. Each Vice President shall have such other powers and duties as may be properly designated by the Board of Directors and the President.

SECTION 8. SECRETARY. The Secretary shall keep full minutes of all meetings of shareholders and of the Board of Directors in books provided for that purpose. He shall see that all notices are duly given in accordance with the provisions of these By-laws or as required by law. He shall be the custodian of the records and of the corporate seal of the Corporation and he shall affix the corporate seal to all documents the execution of which on behalf of the Corporation is duly authorized by the Board of Directors, and when so affixed he may attest the same. The Secretary shall have such other powers and duties as may be properly designated by the Board of Directors and the President.

SECTION 9. TREASURER. The Treasurer shall keep correct and complete books and records of account of the Corporation. Subject to the control and supervision of the Board of Directors and the President, or such other officer as the Board of Directors and the President may designate, the Treasurer shall: establish and execute programs for the provision of the capital required by the Corporation; maintain banking arrangements to receive, have custody of and disburse the Corporation's moneys and securities; invest the Corporation's funds as required; obtain insurance coverage as required; and direct the granting of credit by and the collection of accounts due to the Corporation. The Treasurer shall have such other powers and duties as may be properly designated by the Board of Directors and the President.


                        ARTICLE IV.  SHARE CERTIFICATES

SECTION 1. FORM AND SIGNATURES. The interest of each shareholder of the Corporation shall be evidenced by certificates for shares in such form as the Board of Directors may from time to time prescribe. The share certificates shall be signed by the Chairman of the Board or the President or a Vice President, and by the Secretary or the Treasurer or an Assistant Secretary or Assistant Treasurer, sealed with the corporate seal of the Corporation, and countersigned and registered in such manner, if any, as the Board of Directors may prescribe. When any share certificate is countersigned by a transfer agent or registered by a registrar, other than the Corporation itself or its employee, the signatures of such officers, and the corporate seal, may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to hold such office before the share certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person had not ceased to hold such office.

SECTION 2. TRANSFER OF SHARES. Shares of the Corporation shall be transferred on the books of the Corporation upon surrender, by the registered holder thereof, in person or by his attorney, of one or more certificates for the same number of shares, accompanied by a proper assignment or powers of transfer endorsed thereon or attached thereto, duly signed by the person appearing by each certificate to be the owner of the shares represented thereby, with such proof of authenticity of the signature as the Corporation, or its agents, may reasonably require. Such certificate shall have affixed thereto all stock transfer stamps required by law. The Board of Directors shall have power and authority to make all such other rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares.

SECTION 3. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. The holder of any certificate representing shares of the Corporation shall immediately notify the Corporation of any mutilation, loss, theft or destruction thereof. The Board of Directors may, in its discretion, cause one or more new certificates, for the same number of shares in the aggregate, to be issued to such holder upon surrender of the mutilated certificate or, in case of loss, theft or destruction of the certificate, upon satisfactory proof of such loss, theft or destruction and the deposit of indemnity by way of bond or otherwise in such form and amount and with such surety or security as the Board of Directors may require to indemnify the Corporation and its transfer agent and registrar, if any, against loss or liability by reason of the issuance of such new certificates; but the Board of Directors may, in its discretion, refuse to issue such new certificates save upon the order of a court having jurisdiction therein.

SECTION 4. STOCK LEDGERS. The stock ledgers of the Corporation, containing the name and address of each shareholder and the number of shares held by each, shall be maintained at the principal office of the Corporation, or if there be a transfer agent, at the office of such transfer agent, as the Board of Directors shall determine.

SECTION 5. TRANSFER AGENTS AND REGISTRARS. The Corporation may have one or more transfer agents and one or more registrars of its shares or of any class or classes of its shares whose respective duties the Board of Directors may from time to time determine.


                          ARTICLE V.  INDEMNIFICATION

SECTION 1. GENERALLY. Each person who was or is made a party to or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or his testator or intestate (a) is or was a director or officer of the Corporation or (b) is or was a director or officer of the Corporation who serves or served, in any capacity, any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise at the request of the Corporation (hereinafter an "indemnitee"), shall be indemnified and held harmless by the Corporation against all expense, liability and loss, including without limitation ERISA excise taxes or penalties, judgments, fines, penalties, amounts paid in settlement (provided the Board of Directors shall have given its prior consent to such settlement, which consent shall not be unreasonably withheld by it) and reasonable expenses, including attorneys' fees, suffered or incurred by such indemnitee in connection therewith, and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs and fiduciaries; provided, however, that no indemnification may be made to or on behalf of any director or officer if his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated or otherwise disposed of, or if he personally gained in fact a financial profit or other advantage to which he was not legally entitled. Notwithstanding the foregoing, except as contemplated by Section 3 of this Article, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors.

SECTION 2. ADVANCEMENT OF EXPENSES. All expenses reasonably incurred by an indemnitee in connection with a threatened or actual proceeding with respect to which such indemnitee is or may be entitled to indemnification under this Article shall be advanced to him or promptly reimbursed by the Corporation in advance of the final disposition of such proceeding, upon receipt of an undertaking by him or on his behalf to repay the amount of such advances, if any, as to which he is ultimately found not to be entitled to indemnification or, where indemnification is granted, to the extent such advances exceed the indemnification to which he is entitled. Such person shall cooperate in good faith with any request by the Corporation that common counsel be used by the parties to any proceeding who are similarly situated unless to do so would be inappropriate due to an actual or potential conflict of interest.

SECTION 3.        PROCEDURE FOR INDEMNIFICATION.

      (a) Not later than 30 days following final disposition of a proceeding with respect to which the Corporation has received written request by an indemnitee for indemnification pursuant to this Article or with respect to which there has been an advancement of expenses pursuant to Section 2 of this Article, if such indemnification has not been ordered by a court, the Board of Directors shall meet and find whether the indemnitee met the standard of conduct set forth in Section 1 of this Article and, if it finds that he did, or to the extent it so finds, the Board shall authorize such indemnification.

      (b) Such standard shall be found to have been met unless (i) a judgment or other final adjudication adverse to the indemnitee established that the standard of conduct set forth in Section 1 of this Article was not met, or (ii) if the proceeding was disposed of other than by judgment or other final adjudication, the Board of Directors finds in good faith that, if it had been disposed of by judgment or other final adjudication, such judgment or other final adjudication would have been adverse to the indemnitee and would have established that the standard of conduct set forth in Section 1 of this Article was not met.

      (c)   If  the  Board  of  Directors   fails  or  is  unable  to  make  the
determination called for by paragraph (a) of this Section 3, or if indemnification is denied, in whole or part, because of an adverse finding by the Board of Directors, or because the Board of Directors believes the expenses for which indemnification is requested to be unreasonable, such action, inaction or inability of the Board of Directors shall in no way affect the right of the indemnitee to make application therefor in any court having jurisdiction therein. In such action or proceeding, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the issue shall be whether the indemnitee met the standard of conduct set forth in Section 1 of this Article, or whether the expenses were reasonable, as the case may be (not whether the finding of the Board of Directors with respect thereto was correct). If the judgment or other final adjudication in such action or proceeding establishes that the indemnitee met the standard set forth in
Section 1 of this Article, or that the disallowed expenses were reasonable, or to the extent that it does, the Board of Directors shall then find such standard to have been met or the expenses to be reasonable, as the case may be, and shall grant such indemnification, and shall also grant to the indemnitee indemnification of the expenses incurred by him in connection with the action or proceeding resulting in the judgment or other final adjudication that such standard of conduct was met, or if pursuant to such court determination such person is entitled to less than the full amount of indemnification denied by the Corporation, the portion of such expenses proportionate to the amount of such indemnification so awarded. Neither the failure of the Board of Directors to have made timely a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in Section 1 of this Article, nor an actual determination by the Board of Directors that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct. In any suit brought by the indemnitee to enforce a right to indemnification, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to indemnification, under this Article or otherwise, shall be on the Corporation.

      (d) A finding by the Board of Directors pursuant to this Section 3 that the standard of conduct set forth in Section 1 of this Article has been met shall mean a finding (i) by the Board of Directors acting by a quorum consisting of directors who are not parties to such proceeding, or (ii) if such a quorum is not obtainable, or if obtainable, such a quorum so directs, by the Board of Directors upon the written opinion of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct has been met, or by the shareholders upon a finding that such standard of conduct has been met.

SECTION 4. CONTRACTUAL ARTICLE. The rights conferred by this Article are contract rights which shall not be abrogated by any amendment or repeal of this Article with respect to events occurring prior to such amendment or repeal and shall, to the fullest extent permitted by law, be retroactive to events occurring prior to the adoption of this Article. No amendment of the Business Corporation Law, insofar as it may reduce the permissible extent of the right of indemnification of an indemnitee under this Article, shall be effective as to such person with respect to any event, act or omission occurring or allegedly occurring prior to the effective date of such amendment, irrespective of the date of any claim or legal action in respect thereof. This Article shall be binding on any successor to the Corporation, including without limitation any person or entity which acquires all or substantially all of the Corporation's assets.

SECTION 5. NON-EXCLUSIVITY. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which any person covered hereby may be entitled other than pursuant to this Article. The Corporation is authorized to enter into agreements with any such person providing rights to indemnification or advancement of expenses in addition to the provisions therefor in this Article, and the shareholders and the Board of Directors are authorized to adopt, in their discretion, resolutions providing any such person with any such rights.

SECTION 6. INSURANCE. The Corporation may, to the extent authorized from time to time by the Board of Directors, maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or of any other corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under this Article or applicable law.

SECTION 7. INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and the advancement of expenses to any employee or agent of the Corporation with the same scope and effect as provided by this Article to directors and officers of the Corporation.

                              ARTICLE VI. FINANCES

SECTION 1. DIVIDENDS. The Board of Directors, in its sole discretion, may declare dividends on the shares of the Corporation, payable upon such dates as the Board of Directors may designate.

SECTION 2. RESERVES. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums, as the Board of Directors, in its sole discretion, may from time to time deem proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose or purposes as the Board of Directors shall deem conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve or reserves in the manner in which it was created.

SECTION 3. BILLS, NOTES, ETC. All checks or demands for money and notes or other instruments evidencing indebtedness or obligations of the Corporation shall be made in the name of the Corporation and shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.


                           ARTICLE VII.  AMENDMENTS

SECTION 1. POWER TO AMEND. By-laws of the Corporation may be adopted, amended or repealed by the shareholders entitled to vote in the election of directors. In addition, by-laws of the Corporation may be adopted, amended or repealed by the Board of Directors by a majority vote of the entire Board, but any by-law adopted by the Board of Directors may be amended or repealed by such shareholders.

SECTION 2. NOTICE OF AMENDMENT AFFECTING ELECTION OF DIRECTORS. If any by-law regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors the by-law so adopted, amended or repealed, together with a concise statement of the changes made.


                           ARTICLE VIII.  IN GENERAL

SECTION 1.  DEFINITIONS.

      (a) As used in these By-laws, the term "Business Corporation Law" shall mean the Business Corporation Law of the State of New York, as it may from time to time be amended.

      (b) Wherever used in these By-laws, the masculine pronoun shall include the feminine and the neuter, as appropriate in the context.

SECTION 2. CONSTRUCTION. The provisions of these By-laws shall at all times be subject to the provisions of applicable law in effect from time to time and the provisions of the Certificate of Incorporation of the Corporation, as it may from time to time be amended. In the event of any necessary conflict between any provision of these By-laws and any provision of applicable law then in effect, such provision of law shall control. In the event of any necessary conflict between any provision of these By-laws and any provision of the Certificate of Incorporation then in effect, such provision of the Certificate of Incorporation shall control. The Article and Section headings of these By-laws are for convenience of reference only and do not form a part hereof and do not in any way modify, interpret or construe the intention expressed hereby.



                                    * * * * *

                                                                    APPENDIX D


                       COLORODO BUSINESS CORPORATION LAW
                 PROCEDURE FOR EXERCISE OF DISSENTER'S RIGHTS


      7-113-201 NOTICE OF DISSENTERS' RIGHTS. - (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, BUT ANY SHAREHOLDER WHO WAS ENTITLED TO DISSENT BUT WHO WAS NOT GIVEN SUCH NOTICE SHALL NOT BE PRECLUDED FROM DEMANDING PAYMENT FOR THE SHAREHOLDER'S SHARES UNDER THIS ARTICLE BY REASON OF THE SHAREHOLDER'S FAILURE TO COMPLY WITH THE PROVISIONS OF SECTION 7-113-202(1).

      (2)   If a proposed  corporate  action creating  dissenter's  rights under section 7-113- 102 is authorized  without a meeting of shareholders  pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this section (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, BUT ANY SHAREHOLDER WHO WAS ENTITLED TO DISSENT BUT WHO WAS NOT GIVEN SUCH NOTICE SHALL NOT BE PRECLUDED FROM DEMANDING PAYMENT FOR THE SHAREHOLDER'S SHARES UNDER THIS ARTICLE BY REASON OF THE SHAREHOLDER'S FAILURE TO COMPLY WITH THE PROVISIONS OF SECTION 7-113-202(2).

      7-113-202 NOTICE OF INTENT TO DEMAND PAYMENT. - (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting AND IF NOTICE OF DISSENTERS' RIGHTS HAS BEEN GIVEN TO SUCH SHAREHOLDER IN CONNECTION WITH THE ACTION PURSUANT TO SECTION 7-113-201(1), A SHAREHOLDER WHO WISHES TO ASSERT DISSENTERS' RIGHTS
SHALL:

      (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

      (b)   Not vote the shares in favor of the proposed corporate action.

      (2)   If a proposed  corporate  action creating  dissenters'  rights under section 7-113- 102 is authorized  without a meeting of shareholders  pursuant to section 7-107-104 AND IF NOTICE OF DISSENTERS' RIGHTS HAS BEEN GIVEN TO SUCH SHAREHOLDER IN CONNECTION WITH THE ACTION PURSUANT TO SECTION 7-113-201(2) A SHAREHOLDER WHO WISHES TO ASSERT DISSENTERS' RIGHTS SHALL NOT EXECUTE A WRITING CONSENTING TO THE PROPOSED CORPORATE ACTION.

      (3)   A shareholder  who does not satisfy the  requirements  of subsection
(1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

      7-113-203  DISSENTERS'  NOTICE.  -  (1)  If a  proposed  corporate  action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

      (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

      (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

      (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

      (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

      (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

      (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

      (f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

      (g)   Be accompanied by a copy of this article.

      7-113-204 PROCEDURE TO DEMAND PAYMENT. - (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

      (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

      (b)   Deposit the shareholder's certificates for certificated shares.

      (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

      (3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

      (4)   A  shareholder   who  does  not  demand   payment  and  deposit  the
shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.



PROXY
                                                 SEL-DRUM INTERNATIONAL, INC.

      The undersigned  hereby appoints RAYMOND C. SPARKS and JOHN A. HALL, and each of them, proxies for the undersigned with full power of substitution,  to vote all shares of the Common Stock of SEL-DRUM INTERNATIONAL,  INC. (the "Company") owned by the undersigned at the Annual Meeting of Shareholders  to be held at the Venture Inn  Burlington-on-the-Lake,  2020 Lakeshore
Road, Burlington,  Ontario, Canada L7S, 1Y2, on Tuesday,  January 6, 1998 at 3:00 p.m., local time, and at any adjournment or adjournments thereof.

1.    Election of Directors.

      |_|    FOR all nominees listed below (except as marked to the contrary).

      |_|    WITHHOLD AUTHORITY to vote for all nominees listed below.

Instruction: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED BELOW.

                                 Robert E. Asseltine    Brian F. Turnbull    Robert M. Orr

2.    Proposal to approve the reincorporation of Sel-Drum International,  Inc., a Colorado corporation ("Sel-Drum-Colorado"), by merging Sel-Drum Colorado into a newly-formed New York subsidiary, Sel-Drum International, Inc.

                               |_|    FOR           |_|    AGAINST              |_|    ABSTAIN

3.    Proposal to approve and ratify the selection of Mengel,  Metzger,  Barr & Co. LLP as the Company's independent auditors for the year ending July 31, 1998.

                               |_|    FOR           |_|    AGAINST              |_|    ABSTAIN

4.    In their  discretion,  the proxies are  authorized  to vote upon such other  business as may  properly  come before the
      Meeting.

                                        (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)






                                                 (CONTINUED FROM OTHER SIDE)

      THIS PROXY IS SOLICITED  ON BEHALF OF THE BOARD OF  DIRECTORS OF THE COMPANY.  This Proxy will be voted as specified by the undersigned. This proxy revokes any prior proxy given by the undersigned. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE
NOMINEES IS  SPECIFICALLY  WITHHELD  ACCORDING  TO THE  INSTRUCTIONS,  A SIGNED  PROXY WILL BE VOTED FOR THE  ELECTION OF THE
NOMINEES FOR DIRECTORS AND, UNLESS  OTHERWISE  SPECIFIED,  FOR EACH OF THE OTHER TWO PROPOSALS LISTED HEREIN AND DESCRIBED IN
THE ACCOMPANYING  PROXY  STATEMENT.  The undersigned  acknowledges  receipt with this Proxy of a copy of the Notice of Annual
Meeting and Proxy Statement dated December 9, 1997, describing more fully the proposals set forth herein.

                                                                                     Dated: _______________________, 1997


                                                                                     ____________________________________


                                                                                     ____________________________________
                                                                                     Signature(s) of shareholder(s)


                                                                                     Please date and sign name exactly as it
                                                                                     appears hereon. Executors,
                                                                                     administrators, trustees, etc. should so
                                                                                     indicate when signing. If the
                                                                                     shareholder is a corporation, the full
                                                                                     corporate name should be inserted and
                                                                                     the proxy signed by an officer of the
                                                                                     corporation, indicating his title.

